UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2016

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 16, 2016, Duke Realty Limited Partnership, an Indiana limited partnership, which is a wholly-owned subsidiary of Duke Realty Corporation, announced that it commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding $275 million aggregate principal amount of 5.95% Senior Notes due 2017. A copy of the press release, dated June 16, 2016, announcing the commencement of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Duke Realty Corporation press release dated June 16, 2016 announcing the commencement of the Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ ANN C. DEE
Ann C. Dee Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP By: Duke Realty Corporation, its general partner

By:	/S/ ANN C. DEE
Ann C. Dee Executive Vice President, General Counsel and Corporate Secretary

Dated: June 16, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Duke Realty Corporation press release dated June 16, 2016 announcing the commencement of the Tender Offer.

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